Exhibit 10.72
ADDENDUM TO THE SOFTWARE LICENSE AGREEMENT BETWEEN
CAMPUS MANAGEMENT CORP® AND
BRIDGEPOINT EDUCATION INC.
Purpose of Addendum: Add Talisma® CRM
This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the Software License Agreement (the “License Agreement”) between Campus Management Corp. (“CMC”) and Bridgepoint Education, Inc. (“Customer”), dated as of March 2, 2004, as amended. All capitalized terms not otherwise defined herein shall have the meaning set forth in the License Agreement. The License Agreement shall be amended, as follows:
1.    On June 29, 2012, Customer was granted an unlimited concurrent user license to use the Talisma CRM Licensed Program, as further described in Section 2 below, at its licensed Campuses under the License Agreement in the North American territory. Concurrent Users is defined as users simultaneously logged into Talisma CRM.
2.    The Talisma CRM consists of the following modules and limitations:
a.    Constituent Interaction Hub
b.    Process Workflow
c.    Campaign (includes unlimited campaign targets)
d.    SMS Text Messaging (Excludes SMS Provider Transaction Costs)
e.    Portal
f.    Application Management
g.    Event Management
h.    Payment Gateway
i.    Print
j.    Territory Assignment
k.    Import Utility
l.    Software Developers Kit (SDK)
3.    The License Fee for the unlimited license to Talisma CRM, is as follows:

License	Cost
Talisma CRM	$[***]
Less payment received for 250 licenses purchased on 6/18/09	($[***])
Less additional discount	($[***])
TOTAL	$[***]
4.$[***] ([***]%) of the License Fee above is due and payable with the execution of this agreement. $[***] ([***]%) of the License Fee is due and payable by February 28th 2013.
Except as expressly stated herein, all other terms of the License Agreement, as amended, remain unchanged and in full force and effect.
[Signature Page Follows]
[***] Confidential portions of this document have been redacted and filed separately with the Commission.

BRIDGEPOINT EDUCATION, INC.         CAMPUS MANAGEMENT CORP.
By:     /s/ Daniel J. Devine            By:     /s/ Anders Nessen
Print: Daniel J. Devine                Print: Anders Nessen
Title: CFO                    Title: CFO
Date: 6/29/12                    Date: 6/29/12